                                                                    EXHIBIT 25.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------
                                    FORM T-1

                                 ---------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                 ---------------
          Check if an application to determine eligibility of a trustee pursuant to section 305(b)(2) [ ]
                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

                   GEORGIA                                            58-0466330
(Jurisdiction of incorporation or organization          (I.R.S. Employer Identification Number)
      if not a U.S. national bank)

                         303 PEACHTREE STREET, NORTHEAST
                                   30TH FLOOR
                             ATLANTA, GEORGIA 30308
               (Address of principal executive offices) (Zip Code)

                                 ---------------


                                PATRICIA WELLING
                FIRST VICE PRESIDENT, CORPORATE TRUST DEPARTMENT
                                  SUNTRUST BANK
                               MAIL CODE HDQ-5310
                              919 EAST MAIN STREET
                            RICHMOND, VIRGINIA 23219
                                 (804) 782-5170
            (Name, address and telephone number of agent for service)


                                 ---------------

                            P. H. GLATFELTER COMPANY
               (Exact name of obligor as specified in its charter)

              PENNSYLVANIA                             23-0628360
    (State or other jurisdiction of      (I.R.S. Employer Identification Number)
     incorporation or organization)

       PHG TEA LEAVES, INC.                                     DELAWARE                         52-2068690
         MOLLANVICK, INC.                                       DELAWARE                         52-2068900
 THE GLATFELTER PULP WOOD COMPANY                               MARYLAND                         23-1519556
  GLT INTERNATIONAL FINANCE, LLC                                DELAWARE                         32-0019096
        GLENN-WOLFE, INC.                                       DELAWARE                         52-2017675
(Exact name of co-obligors as specified in        (State or other jurisdiction of             (I.R.S. Employer
           their charters)                         incorporation or organization)          Identification Number)

                        96 SOUTH GEORGE STREET, SUITE 500
                            YORK, PENNSYLVANIA 17401
               (Address of principal executive offices) (Zip Code)

                                 ---------------

                           7 1/8% SENIOR NOTES DUE 2016
                       (Title of the indenture securities)

1.    GENERAL INFORMATION.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

              DEPARTMENT OF BANKING AND FINANCE,
              STATE OF GEORGIA
              2990 BRANDYWINE ROAD, SUITE 200
              ATLANTA, GEORGIA  30341-5565

              FEDERAL RESERVE BANK OF ATLANTA
              1000 PEACHTREE STREET N.E.
              ATLANTA, GEORGIA  30309-4470

              FEDERAL DEPOSIT INSURANCE CORPORATION
              550 17TH STREET N.W.
              WASHINGTON, D.C.  20429-9990

      (b) Whether it is authorized to exercise corporate trust powers.

              YES.

2.    AFFILIATIONS WITH OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

              NONE.

3-12. NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS
      ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEMS 13(a) AND 13(b) BELOW, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.   DEFAULTS BY THE OBLIGOR.

      (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

               THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

      (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

               THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15.NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS
      ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEMS 13(a) AND 13(b) ABOVE, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.   LIST OF EXHIBITS.

      List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Securities and Exchange Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended.

      (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect (Exhibit 1 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977 filed by Boston Private Financial Holdings, Inc.).

      (2) A copy of the certificate of authority of the trustee to commence business (Exhibits 2 and 3 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977 filed by Boston Private Financial Holdings, Inc.).

      (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibits 2 and 3 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977 filed by Boston Private Financial Holdings, Inc.).

      (4) A copy of the existing by-laws of the trustee as now in effect. (Exhibit 4 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-128720 filed by Bunge Limited Finance Corp.).

      (5)   Not applicable.

      (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

      (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 2005.

      (8)   Not applicable.

      (9)   Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the 7th day of July, 2006.

                                                SUNTRUST BANK

                                                By: /s/ Patricia Welling
                                                    ----------------------------
                                                    Patricia Welling
                                                    First Vice President,
                                                    Corporate Trust Department

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK

               (Incorporated by reference to Exhibit 1 to Form T-1
              filed as Exhibit 25.1 to Registration No. 333-121977
                filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977
                filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977
                filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 4 TO FORM T-1

                                  SUNTRUST BANK
                                     BYLAWS

    (Incorporated by reference to Exhibit 4 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-128720 filed by Bunge Limited Finance Corp.)

                              EXHIBIT 5 TO FORM T-1

                    (Intentionally Omitted. Not Applicable.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the 7 1/8% Senior Notes due 2016 of P. H. Glatfelter Company and the related Guarantees thereof, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        SUNTRUST BANK

July 7, 2006                            By: /s/ Patricia Welling
                                           ------------------------------
                                           Patricia Welling
                                           First Vice President, Corporate Trust
                                           Department

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SunTrust Bank
303 PEACHTREET STREET, NORTHEAST                       FFIEC 031
ATLANTA, GA  30308                         Consolidated Report of Condition
FDIC Certificate Number:  867                     for March 31, 2006

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                  Dollar Amounts in Thousands
ASSETS
        1. Cash and balances due from depository institutions (from Schedule RC-A)
         a. Noninterest-bearing balances and currency and coin (1)                         RCFD 0081       4,256,262
         b. Interest-bearing balances (2)                                                  RCFD 0071          30,455
        2. Securities:
         a. Held-to-maturity securities (from Schedule RC-B, column A)                     RCFD 1754               0
         b. Available-for-sale securities (from Schedule RC-B, column D)                   RCFD 1773      24,867,626
        3. Federal funds sold and securities purchased under agreements to resell
         a. Federal funds sold in domestic offices                                         RCON B987         256,850
         b. Securities purchased under agreements to resell (3)                            RCFD B989       4,516,872
        4. Loans and lease financing receivables (from Schedule RC-C):
         a. Loans and leases held for sale                                                 RCFD 5369       9,334,538
         b. Loans and leases, net of unearned income                                       RCFD B528     118,318,804
         c. LESS: Allowance for loan and lease losses                                      RCFD 3123       1,038,012
         d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)    RCFD B529     117,280,792
        5. Trading assets (from Schedule RC-D)                                             RCFD 3545       1,997,854
        6. Premises and fixed assets (including capitalized leases)                        RCFD 2145       1,641,633
        7. Other real estate owned (from Schedule RC-M)                                    RCFD 2150          64,007
        8. Investments in unconsolidated subsidiaries and associated companies (from
           Schedule RC-M)                                                                  RCFD 2130               0
        9. NOT APPLICABLE
       10. Intangible assets:
         a. Goodwill                                                                       RCFD 3163       6,436,293

         b. Other intangible assets (from Schedule RC-M)                                   RCFD 0426       1,011,489
       11. Other assets (from Schedule RC-F)                                               RCFD 2160       6,586,880
       12. Total assets (sum of items 1 through 11)                                        RCFD 2170     178,281,551
LIABILITIES
       13. Deposits:
         a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
            part I)                                                                        RCON 2200     115,233,834
          (1) Noninterest-bearing (4)                                                      RCON 6631      10,825,326
          (2) Interest-bearing                                                             RCON 6636     104,408,508
         b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule
            RC-E, part II)                                                                 RCFN 2200       8,660,464
          (1) Noninterest-bearing                                                          RCFN 6631               0
          (2) Interest-bearing                                                             RCFN 6636       8,660,464
       14. Federal funds purchased and securities sold under agreements to repurchase
         a. Federal funds purchased in domestic offices (5)                                RCON B993       4,346,238
         b. Securities sold under agreements to repurchase (6)                             RCFD B995      10,563,185
       15. Trading liabilities (from Schedule RC-D)                                        RCFD 3548       1,390,913
       16. Other borrowed money (includes mortgage indebtedness and obligations under
           capitalized leases) (from Schedule RC-M)                                        RCFD 3190      11,581,642
       17. NOT APPLICABLE
       18. NOT APPLICABLE
       19. Subordinated notes and debentures (7)                                           RCFD 3200       3,696,776
       20. Other liabilities (from Schedule RC-G)                                          RCFD 2930       3,839,966
       21. Total liabilities (sum of items 13 through 20)                                  RCFD 2948     159,313,018
       22. Minority interest in consolidated subsidiaries                                  RCFD 3000         475,298
EQUITY CAPITAL
       23. Perpetual preferred stock and related surplus                                   RCFD 3838               0
       24. Common stock                                                                    RCFD 3230          21,600
       25. Surplus (exclude all surplus related to preferred stock)                        RCFD 3839      11,318,880
       26.    a. Retained earnings                                                         RCFD 3632       6,851,371
              b. Accumulated other comprehensive income (8)                                RCFD B530         301,384
       27. Other equity capital components (9)                                             RCFD A130               0
       28. Total equity capital (sum of items 23 through 27)                               RCFD 3210      18,493,235
       29. Total liabilities, minority interest, and equity capital
           (sum of items 21, 22, and 28)                                                   RCFD 3300     178,281,551

Memorandum
TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.

1.    Indicate in the box at the right the number of the statement below that                        NUMBER
      best describes the most comprehensive level of auditing work performed for
      the bank by independent external RCFD auditors as of any date during 2004      RCFD 6724       2

1 = Independent audit of the bank         4 = Directors' examination of the bank
    conducted in accordance with              conducted in accordance with generally
    generally accepted auditing               accepted auditing standards by a
    standards by a certified public           certified public accounting firm
    accounting firm which submits a           (may be required by state chartering
    report on the bank                        authority)

2 = Independent audit of the bank's       5 = Directors' examination of the
    parent holding company conducted          bank performed by other external
    in accordance with generally              auditors (may be required by
    accepted auditing standards by a          state chartering authority)
    certified public accounting
    firm which submits a report on
    the consolidated holding company
    (but not on the bank separately)

                                          6 = Review of the bank's financial
                                              statements by external auditors

                                          7 = Compilation of the bank's financial
                                              statements by external auditors

3 = Attestation on bank management's      8 = Other audit procedures (excluding
    assertion on the effectiveness of         tax preparation work)
    the bank's internal control over
    financial reporting by a certified
    public accounting firm

                                          9 = No external audit work

-----------------------
(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

(4) Includes total demand deposits and noninterest-bearing time and savings deposits.

(5) Report overnight Ferderal Home Loan Bank advances in Schedule RC, item 16,"Other borrowed money."

(6) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(7) Includes limited-life preferred stock and related surplus.

(8) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(9) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                              EXHIBIT 8 TO FORM T-1

                    (Intentionally Omitted. Not Applicable.)

                              EXHIBIT 9 TO FORM T-1

                    (Intentionally Omitted. Not Applicable.)